UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2018

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to 2012 Equity Plan

As described in Item 5.07 below, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Ziopharm Oncology, Inc. (the “Company”) held on September 18, 2018, the Company’s stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan, as amended (the “Equity Plan”) to increase the aggregate number of shares of common stock authorized for issuance thereunder from 9,000,000 shares to 14,000,000 shares. A summary of the material terms and conditions of the Equity Plan can be found under the heading “Proposal No. 4. Amendment to 2012 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2018 (the “Proxy Statement”), as amended by the supplement to the Proxy Statement filed by the Company with the SEC on August 29, 2018, and such description is incorporated herein by reference.

The amendment to the Equity Plan had been previously approved, subject to stockholder approval, by the Company’s board of directors. The amendment to the Equity Plan became effective immediately upon stockholder approval at the Annual Meeting. The Equity Plan, as amended, is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, at which a quorum was present, the stockholders of the Company voted on the following five proposals:

•	to elect the board’s five nominees for director to hold office until the Company’s 2019 annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”);

•

to ratify the selection by the audit committee of the board of directors of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 (“Proposal 2”);

•	to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”);

•

to approve an amendment to the Company’s Equity Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 9,000,000 shares to 14,000,000 shares (“Proposal 4”); and

•	to elect the board’s additional nominee for director to hold office until the Company’s 2019 annual meeting of stockholders and until his successor is duly elected and qualified (“Proposal 5”).

The final results of the voting with respect to each proposal are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the five persons listed below as directors, each to serve until the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld	Broker Non-Votes
James A. Cannon	46,569,033	11,981,600	68,009,573
Elan Z. Ezickson	56,021,778	2,528,855	68,009,573
Randal J. Kirk	49,242,415	9,308,218	68,009,573
Douglas W. Pagán	56,007,297	2,543,336	68,009,573
Scott Tarriff	47,624,167	10,926,466	68,009,573

There were no abstentions with respect to Proposal 1.

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Directors of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2018

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Withheld	Abstain	Broker Non-Votes
118,185,828	7,767,427	606,951	—

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The votes cast were as follows:

For	Withheld	Abstain	Broker Non-Votes
37,731,312	20,052,053	767,268	68,009,573

Proposal 4 – Amendment to 2012 Equity Incentive Plan

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Withheld	Abstain	Broker Non-Votes
48,885,905	8,914,852	749,876	68,009,573

Proposal 5 – Election of an Additional Director

The Company’s stockholders elected Dr. Scott Braunstein to serve until the Company’s 2019 annual meeting of stockholders and until his successor is duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld	Broker Non-Votes
Scott Braunstein	43,825,563	833,099	81,809,542

There were no abstentions with respect to Proposal 5.

No other items were presented for stockholder approval at the Annual Meeting.

Item 8.01	Other Events.

In connection with the appointments of Scott Braunstein, Elan Z. Ezickson and Douglas W. Pagán to the Company’s board of directors as described in Item 5.07, the board reconstituted its standing committees, effective September 18, 2018, as follows:

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Douglas W. Pagán (chair)	Scott Tarriff (chair)	Scott Tarriff (chair)
James A. Cannon	James A. Cannon	Elan Z. Ezickson
Scott Braunstein

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Ziopharm Oncology, Inc. 2012 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM ONCOLOGY, INC.

	By:	/s/ Robert Hadfield
Date: September 24, 2018		Name:	Robert Hadfield
		Title:	General Counsel and Secretary